UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2026

ASP Isotopes Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41555	87-2618235
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Ross Avenue Suite 4575E
Dallas, Texas		75201
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (214) 432-8219

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	ASPI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

ASP Isotopes Inc. (the “Company”) is filing this Current Report on Form 8-K (the “Form 8-K”), including Exhibit 99.1, solely to retrospectively recast certain financial information and related disclosures included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 10, 2026 and as amended by Amendment No. 1 on Form 10-K/A filed with the SEC on April 30, 2026 (the “2025 Form 10-K”). This Form 8-K, including the retrospectively recast financial information and disclosures in Exhibit 99.1, will be incorporated by reference into our registration statements on Form S-3 and Form S-8 filed with the SEC, as well as our future filings, as we may determine. The information contained in this Form 8-K, including the retrospectively recast financial information and disclosures in Exhibit 99.1, is not an amendment to, or a restatement of, the 2025 Form 10-K.

The Company started presenting the construction services business as discontinued operations in our consolidated financial statements beginning with our Quarterly Report on Form 10-Q for the quarter ended March 31, 2026, which was filed with the SEC on May 20, 2026. As previously disclosed, on March 29, 2026, the Company entered into the Securities Exchange Agreement and completed the deconsolidation of Skyline Builders Group Holding Limited ("Skyline"). The Company retained approximately 8.6% percent of the outstanding Class A ordinary and preferred shares of Skyline immediately following the deconsolidation. The accounting requirements for reporting the separation of Skyline as a discontinued operation were met when the separation was completed. Accordingly, the historical results of Skyline have been presented as discontinued operations and, as such, have been excluded from continuing operations and segment results for all periods presented. Prior to the separation, Skyline was reported within the construction services segment.

This Form 8-K is being filed by us solely to retrospectively recast certain prior period financial information and related disclosures contained in the 2025 Form 10-K to present the operations of the construction services business as discontinued operations separately from our continuing operations. Included within Exhibit 99.1 to this Form 8-K and incorporated by reference herein are the following items of the 2025 Form 10-K, each recast to present the construction services business as discontinued operations in our consolidated financial information and certain related disclosures:

• Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and

• Part II, Item 8. Financial Statements and Supplementary Data.

Except as specifically set forth in Exhibit 99.1 to retrospectively recast our prior financial results of the construction services business as discontinued operations, no revisions or updates are made to the 2025 Form 10-K to update for other information, developments or events that have occurred since the 2025 Form 10-K that was filed with the SEC, and, therefore, this Form 8-K does not reflect events occurring after such filing of the 2025 Form 10-K. This Form 8-K and Exhibit 99.1 should be read in conjunction with the 2025 Form 10-K and our subsequent filings with the SEC, including the Quarterly Report on Form 10-Q for the period ended March 31, 2026. These subsequent SEC filings contain important information regarding events, risks, developments and updates affecting us and our expectations that have occurred since the filing of our 2025 Form 10-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of EisnerAmper LLP, independent registered public accounting firm.
99.1

Recast Sections of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2025: Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and Part II, Item 8. Financial Statements and Supplementary Data.

101.INS	XBRL Instance Document - the instance document does not appear in the Interactive Data File because XBRL tags are embedded within the Inline XBRL document.
101.SCH	XBRL Taxonomy Extension Schema Document
104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASP ISOTOPES INC.

Date:	July 16, 2026	By:	/s/ Heather Kiessling
		Name: Title:	Heather Kiessling Chief Financial Officer